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                                                                   EXHIBIT 99.B4

                         SPECIMEN STOCK CERTIFICATE


NUMBER                       STRONG LOGO                                 SHARES

_________                                                            ___________

                                                              CUSIP  ___________


                           STRONG <<FUNDS>>, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN

This Certifies that                                              is the owner of

Shares of the common Stock, Par Value $.__________ per share, of the Strong
<<Fund>>, Inc.  transferable on the books of the Corporation  by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               CORPORATE SEAL


/s/ Stephen J. Shenkenberg                 /s/ John S. Weitzer
Secretary                                  Vice President



Countersigned:

Strong Capital Management, Inc.
Transfer Agent

Authorized Signature



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The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

                                     UNIF GIFT MIN ACT______Custodian___________
                                                      (Cust)         (Minor)
                                               Under Uniform Gift to Minors
                                     Act -   ___________________________________
                                             State

TEN COM - as tenants in common
TEN ENT - as tenants by the
          entireties                 UNIF TRANS  MIN ACT______Custodian_________
JT TEN  - as joint tenants with the                     (Cust)          (Minor)
          right of survivorship                Under Uniform Transfers to Minors
          and not as tenants in      Act -   ___________________________________
          common                             State

Additional abbreviations also may be used though not in the above list.
For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________
Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Date ______________________________   __________________________________________
                                      Signature


                                      __________________________________________
                                      Signature



                              NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS
                                      WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE IN EVERY PARTICULAR,
                                      WITHOUT ALTERATION OR ENLARGEMENT
                                      OR ANY CHANGE WHATEVER

                                      ___________________________________
                                      Signature(s)  Guarantee


Strong <<Funds>>, Inc. is authorized to issue common stock for multiple series. Upon request, a Shareholder will be given a summary of the designations, relative rights, preferences and limitations determined by the Board of Directors for each series in writing and without charge. The Board of Directors is authorized to determine variations for different series.